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LOAN AGREEMENT

THIS AGREEMENT is made on 1 July 1999

BETWEEN: MOLDFLOW PTY LTD ("Company") (A.C.N. 005 647 496) a company duly incorporated in the State of Victoria and having its registered office at 259-261 Colchester Road, Kilsyth, 3137

AND:              ALAN ROLAND THOMAS ("Shareholder") a shareholder of Company

RECITALS:

A. Company is to make a loan to Shareholder of A$200,000.00 on the first day of July 1999.

B. Company and Shareholder wish to record the terms and conditions of the loan.

THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

         In this agreement the following expressions shall have the following meanings

         "INCOME TAX LAW" means all laws from time to time in force for the raising of income tax in the Commonwealth of Australia or a State or territory thereof, and includes any regulations made under those laws.

         "THE ACT" means the Income Tax Assessment Act 1936 as amended.

         "LOAN" is the amount to be loaned by Company to Shareholder in accordance with Recital A.

         "REPAYMENTS" includes cash payments in reduction of the Loan outstanding and any other transactions that have the effect of reducing the amount of indebtedness under the Loan from Shareholder to Company.

         "YEAR OF INCOME" in clause 3 refers to the year ended 30 June unless Company has a substituted accounting period for income tax purposes, in which event "year of income" refers to that substituted accounting period.


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2.       REPAYMENTS

         2.1 Shareholder shall pay to Company the minimum level of repayments specified in the Income Tax Law from time to time as being required in order to prevent the Loan being treated for income tax purposes as a dividend paid by Company. These requirements are at present set out in section 109E of the Act. Until the law is changed Shareholder shall make yearly repayments under the Loan in accordance with the formula set out at subsection 109E(6).

         2.2 Notwithstanding subclause 2.1, Shareholder may make repayments to Company greater than what is required under subclause 2.1.

3.       INTEREST.

         3.1 Interest shall be payable in each year of income by Shareholder to Company on the Loan at the rate specified in the Income Tax Law from time to time as being sufficient in order to avoid the loan being treated for income tax purposes as a dividend paid by Company. At present this required interest rate is the benchmark interest rate specified in subsection 109N(2) of the Act, being the Indicator Lending Rates - Bank variable housing loans interest rate last published by the Reserve Bank of Australia before the end of the year of income.

         3.2 Notwithstanding subclause 3.1, there shall be no requirement under this Agreement for Shareholder to pay interest on the Loan for the year of income during which the Loan is made and while there is no minimum interest payable under section 109N(1)(b) of the Act or an equivalent provision for that year of income.

         3.3 Notwithstanding subclauses 3.1 and 3.2, Shareholder and Company may agree that Shareholder shall pay a rate of interest higher than the rate specified in subclause 3.1, or interest on the Loan for the year of income in which the Loan is made.

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4.       TERM OF LOAN

         4.1 Shareholder shall pay to Company not later than 1 July 2000 the principal and interest then owing under the Loan.


5.       ALLOCATION OF PAYMENTS.

         5.1 Whenever there is a payment from Shareholder to Company, Shareholder shall advise as to which indebtedness the payment is to be applied against. If Shareholder fails to give this advice Company shall determine which indebtedness of the shareholder the payment is to be applied against and the allocation in its books and accounts shall be binding upon the parties.

IN WITNESS WHEREOF this agreement was entered into and executed the day and year first hereinbefore written.

SIGNED for and on behalf of MOLDFLOW PTY LTD         by  )
                                                         ) /s/ Marc Dulude
                                                         )----------------------

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SIGNED by ALAN ROLAND THOMAS                         )
                                                     ) /s/ A. Roland Thomas
                                                     )--------------------------

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